SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

               ----------------------------------

                            FORM 8-K

                         CURRENT REPORT


             PURSUANT TO SECTION 13 OR 15 (d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

               ----------------------------------


       Date of earliest event reported: May 28, 1998


                       Saf T Lok Incorporated
     (Exact name of registrant as specified in its charter)


        Florida                1-11968            65-0142837
       (State of             (Commission     (IRS Employer Iden-
    Incorporation)          File Number)       tification No.)




       18245 S.E. Federal Highway, Tequesta, Florida 33469
            (Address of principal executive offices)


Registrant's telephone number, including area code: 561-743-5625


Item 5: OTHER EVENTS

     (i) Possible Restatement of First Quarter Financial Statements.
On July 21, 1998 the Company announced that it is considering restating its unaudited Financial Statements for the quarter ended March 31, 1998
(the "First Quarter"). Specifically, the Company's independent auditors have expressed concern regarding the valuation of warrants to purchase 2,000,000 shares of the Company's common stock for $5 per share issued in connection with the Company's February 11, 1998 distribution agreement with United Safety Action, Inc. (the "Warrants"). On the advise of the Company's counsel, the Company's Quarterly Report on Form 10-Q for the First Quarter employed a valuation method devised by such counsel and which counsel believed FAS 123 permitted as an alternative to the generally accepted Black-Scholes model for assigning value to derivative securities. The alternative method yielded a total value of $473,525 to be amortized over the three-year term of the distribution agreement, which is the amount the Company reported on Form 10-Q.

     The Company has retained an independent valuation expert to consult with the Company's auditors concerning the value of the Warrants for financial reporting purposes and expects to have the appraiser's report prior to July 31, 1998. To the extent the appraiser's valuation of the Warrants exceeds the amount previously reported on Form 10-Q, the Company may be required to restate its First Quarter earnings by an amount equal to 1/36 (i.e., the portion to be amortized during the First Quarter) of such difference. Accordingly the Company has not yet determined whether restatement of First Quarter earnings will be required and, if so, by what amount and whether such amount will be material. While any required restatement will affect the company's earnings (losses) for the First quarter, the Company's auditors have indicated that the item in questions is a non-cash item. Consequently, the Company does not believe that restatement of the First Quarter Financial Statements, if required, will affect its cash position or have a material adverse effect on its current operations.

     (ii) Informal Inquiry by Enforcement Division. The Company also has received from the division of Enforcement of the Securities and Exchange Commission (the "SEC") an "informal inquiry" with respect to the Company and requesting that the Company produce to the SEC, on a voluntary basis, certain documents identified in the inquiry concerning the Company's business and securities. The SEC indicated in its letter that the "inquiry should not be construed as an indication by the Commission or its staff that any violations of law have occurred, nor should it be considered a reflection upon any person, entity or security."

     The Company has provided the SEC with the requested documents and intends to continue to respond fully to the SEC's inquiry. The company does not believe that it has violated any applicable laws or regulations.

EXHIBITS

Exhibit Number

Exhibit Table



99.1

Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Saf T Lok, Incorporated


                                      Date: July 21, 1998




                                    By:\s\Franklin W. Brooks
                           Franklin W. Brooks, President and
                                     Chief Executive Officer
INDEX TO EXHIBITS


Exhibit


Description





99.1

Press Release







EXHIBIT 99.1  Press Release


SAF T LOK CONSIDERS RESTATEMENT OF UNAUDITIED
FINANCIAL STATEMENTS FOR QUARTER ENDED
MARCH 31, 1998 AND RECEIVES
"INFORMAL INQUIRY" FROM THE SEC

     Tequesta, FL, July 21, 1998 - Saf T Lok Incorporated (NASDAQ:LOCK) announced that it is considering restating its unaudited Financial Statements for the quarter ended March 31, 1998 (the "First Quarter"). Specifically, the Company's independent auditors have expressed concern regarding the valuation of warrants to purchase 2,000,000 shares of the Company's common stock for $5 per share issued in connection with the Company's February 11, 1998 distribution agreement with United Safety Action, Inc. (the "Warrants"). On the advise of the Company's counsel, the Company's Quarterly Report on Form 10-Q for the First Quarter employed a valuation method devised by such counsel and which counsel believed FAS 123 permitted as an alternative to the generally accepted Black-Scholes model for assigning value to derivative securities. The alternative method yielded a total value of $473,525 to be amortized over the three-year term of the distribution agreement, which is the amount the Company reported on Form 10-Q.

     The Company has retained an independent valuation expert to consult with the Company's auditors concerning the value of the Warrants for financial reporting purposes and expects to have the appraiser's report prior to July 31, 1998. To the extent the appraiser's valuation of the Warrants exceeds the amount previously reported on Form 10-Q, the Company may be required to restate its First Quarter earnings by an amount equal to 1/36 (i.e., the portion to be amortized during the First Quarter) of such difference. Accordingly the Company has not yet determined whether restatement of First Quarter earnings will be required and, if so, by what amount and whether such amount will be material. While any required restatement will affect the company's earnings (losses) for the First Quarter, the Company's auditors have indicated that the item in questions is a non-cash item. Consequently, the Company does not believe that restatement of the First quarter Financial Statements, if required, will affect its cash position or have a material adverse effect on its current operations.

     The Company also announced that it has received from the Division of Enforcement of the Securities and Exchange Commission (the "SEC") an "informal inquiry" with respect to the Company and requesting that the Company produce to the SEC, on a voluntary basis, certain documents identified in the inquiry concerning the Company's business and securities. The SEC indicated in its letter that the "inquiry should not be construed as an indication by the Commission or its staff that any violations of law have occurred, nor should it be considered a reflection upon any person, entity or security."

     The Company has provided the SEC with the requested documents and intends to continue to respond fully to the SEC's inquiry. The company does not believe that it has violated any applicable laws or regulations.

     Saf T Lok currently produces two safety locking devices that effectively preclude a weapon from firing by an unauthorized user, using a coded, touch oriented mechanism that engages the safety. The unique, patented device becomes an integral part of the firearm and does not need to be removed to operate the gun. The lock can be unlocked in seconds by an authorized user even in the dark and can safely be used on a loaded firearm.

     The statements in this press release hat relate to future plans, events or performance are forward-looking statements that involve risks and uncertainties, including but not limited to risks identified in the Company's SEC filings. Actual results, events and performance may differ materially. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to release publicly the result of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

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